GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (the “Agreement”) is executed this 23rd day of February, 2007, by Municipal Mortgage & Equity, LLC, a Delaware limited liability company (“MMA”), MMA Financial Holdings, Inc., a Florida corporation f/k/a Midland Financial Holdings, Inc. (“MFH”) and MMA Financial, Inc., a Maryland corporation (“MMA Financial”) (MMA, MFH and MMA Financial will be sometimes collectively referred to below as the “Guarantors”), in favor of Synovus Bank of Tampa Bay, a Florida banking corporation (the “Lender”), and is made in reference to the following facts:

(A) There is that certain Fourth Amended and Completely Restated Loan Agreement dated of even date herewith made by and among Lender, the Guarantors, and MMA Capital Corporation, a Michigan corporation f/k/a Midland Capital Corporation (“MCC”), MMA Mortgage Investment Corporation, a Florida corporation f/k/a Midland Mortgage Investment Corporation (“MMIC”) and MMA Construction Finance, LLC, a Maryland limited liability company f/k/a MuniMae Midland Construction Finance, LLC (“MMCF”). For convenience MCC, MMIC and MMCF shall be herein collectively called, the “Borrowing Group”.

(B) Further, executed as part of the Loan Agreement were all of the Loan Documents as defined in such Loan Agreement (“Loan Documents”).

(C) As advances are made under the Loan Agreement, the Borrowing Group is required to grant Lender a first lien security interest in loans and loan documents called “Pledged Loans” in the Loan Agreement. Such Pledged Loans and all documentation required to grant such security interest in the Pledged Loans shall be herein called, “Instruments of Security”.

(D) As a condition to entering into the Loan Agreement, the Lender has required the execution of this Agreement by the Guarantors, and the Guarantors are agreeable to such.

NOW THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and to induce the Lender to extend the Asset Based Loan and the L.O.C. Facility (collectively herein, the “Loan”) to the Borrowing Group, the Guarantors do hereby agree as follows:

ARTICLE ONE — INTRODUCTION

1.1 Recitals. The statements contained in the Recitals attached are true and correct, and the Recitals are by this reference made a part of this Agreement.

1.2 Abbreviations and Definitions. The following abbreviations and definitions will be used for purposes of this Agreement:

(a) The abbreviations of the parties set forth in the Preamble will be used for purposes of this Agreement;

(b) The abbreviations and definitions set forth in the Recitals attached will be used for purposes of this Agreement;

(c) Capitalized terms not otherwise defined herein shall have the definitions assigned thereto in the Loan Agreement.

(d) The term “Agreement” shall mean the Guaranty Agreement by the Guarantors in favor of the Lender as set forth herein; and

(e) The term “Guaranteed Obligation” shall mean all responsibilities, obligations and liabilities of the Borrowing Group under the Loan from time to time, including without limitation, (i) under the Notes (including any extensions, modifications or renewals of the Notes), (ii) under the Instruments of Security (including any extensions, modifications or amendments of any of such Instruments of Security) and (iii) all costs, expenses and reasonable attorneys’ fees that may be incurred by the Lender in connection with the collection or enforcement of the Loan Documents, including costs and attorneys’ fees on any appeal or in any proceedings under the United States Bankruptcy Code or in any post judgment proceedings.

ARTICLE TWO — WARRANTIES AND REPRESENTATIONS

2.1 Warranties and Representations by Guarantors. The Guarantors warrant and represent to Lender as follows:

(a) The Guarantors are duly formed in the states where they were organized; they are presently existing and in good standing under the laws of such states;

(b) The execution, delivery and performance by the Guarantors does not contravene any law or any contractual restriction binding on or affecting such parties and does not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to such parties’ properties;

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantors of this Agreement;

(d) Each Guarantor is duly formed, validly existing and in good standing in the state of its organization;

(e) All required organizational governance action exists or has been accomplished so as to duly authorize the officers of each Guarantor to execute this Agreement and the Loan Documents on behalf of such party so as to fully and legally bind such party to the terms and provisions of this Agreement and the Loan Documents;

(f) This Agreement is a legal, valid and binding obligation of the Guarantors;

(g) Each Guarantor has received good, valuable and sufficient consideration for entering into this Agreement; and

(h) The financial statements and other information provided by the Guarantors to the Lender are true and correct as of the date hereof.

2.2 Agreement. The Guarantors agree that, unless the Lender shall otherwise consent in writing:

(a) They will cause the Borrowing Group to comply with the terms and conditions set forth in the Loan Documents;

(b) They will, and will cause the Borrowing Group to comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent, all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith; and

(c) They will comply with the provisions of the Loan Documents applicable to the Guarantors.

ARTICLE THREE — GUARANTY AND INDEMNITY

3.I Guaranty. The Guarantors, and each person and entity comprising the Guarantors, jointly and severally, hereby irrevocably and unconditionally guarantees to the Lender the prompt payment and performance by the Borrowing Group of the Guaranteed Obligation set forth in the Loan Documents.

3.2 Guaranty of Payment. The guaranty set forth in Section 3.1 above is a guaranty of payment and not of collection and is in no way conditioned or contingent upon any attempt to collect from the Borrowing Group or to realize upon any property subject to the lien of the Instruments of Security or to realize upon any property pledged as security thereunder.

3.3 Indemnity. The Guarantors, and each person and entity comprising the Guarantors, jointly and severally, hereby agrees to indemnify and hold the Lender harmless from and against any and all costs, expenses and reasonable attorneys’ fees that may be incurred by the Lender in connection with the collection or enforcement of this Agreement, including costs and reasonable attorneys’ fees on any appeal or in any proceedings under the United States Bankruptcy Code or in any post judgment proceedings.

3.4 Character of Obligations Hereunder. The obligations of the Guarantors under this Agreement are primary, absolute, independent, irrevocable and unconditional. No act or omission of the Lender shall in any way affect or impair the rights of the Lender to enforce any right, power or benefit under this Agreement.

3.5 No Impairment of the Guarantors’ Obligations. The obligations of the Guarantors hereunder shall be absolute and unconditional, and, except as otherwise provided, shall remain in full force and effect until this Agreement shall terminate as provided below. The obligations hereunder shall not be affected, modified, impaired, reduced or abated upon the happening from time to time of any event, including without limitation, any of the following:

(a) The compromise, settlement, release or termination, either with or without consideration, of any or all of the obligations, covenants or agreements of the Lender under the Loan Documents (or under this Agreement except to the extent that such compromise, settlement, release or termination expressly so provides, and then only to the extent so provided); or

(b) The failure to give or delay in giving any notice to any party of the occurrence of any Event of Default under the terms and provisions of the Loan Documents or under this Agreement or any delay in making any demand on any party hereunder; or

(c) The assignment or mortgaging or the purported assignment or mortgaging of the collateral for the Loan, or a finding that the right, title or interest of the Lender in and to such collateral should be found to be other than a first lien security interest; or

(d) The surrender or, substitution, either with or without consideration; of any property, collateral or other security of any kind or nature whatsoever held by the Lender securing any obligation covered by or under this Agreement; or,

(e) The waiver of the payment, performance or observance by the Lender, the Borrowing Group or any of them, of any of the obligations, covenants or agreements of any of them contained in any of the Loan Documents; or

(f) The extension of the time for payment of any payment or of the time for performance of any other obligations, covenants or agreements under or arising out of any of the Loan Documents, or any extension or renewal of any thereof, or

(g) The modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in any of the Loan Documents; or

(h) The taking or the omission of any of the actions referred to in this Agreement or any of the Loan Documents; or

(i) Any failure, omission, delay or lack on the part of the Lender to enforce, assert or exercise any right, power or remedy conferred on the Lender in this Agreement or in any of the Loan Documents; or

(j) The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment, composition with creditors or readjustment of, or other similar proceedings, affecting any party or any of the assets of any of them, or any allegation or contest of the validity of this Agreement or any of the Loan Documents; or

(k) To the extent permitted by law, the release or discharge of any party or of the Lender, from the performance or observance of any obligation, covenant or agreement contained in this Agreement or the Loan Documents by operation of law or otherwise; or

(l) Any default or failure of any party fully to perform any of its (or his) obligations set forth in this Agreement or the Loan Documents; or

(m) The invalidity or unenforceability of any of the provisions of the Loan Documents or this Agreement; or

(n) The lack of capacity or authority on the part of the Lender or any party to perform one or more of its (or his) obligations under this Agreement or the Loan Documents; provided that the specific enumeration of the above-mentioned events, matters or conditions shall not be deemed to exclude any other events, matters or conditions, though not specifically mentioned above, it being the purpose and intent of this Agreement that the obligations of each party shall be irrevocable, and absolute and unconditional and shall not be affected, modified, impaired, reduced or abated except by the payment in full of all principal of and interest on the Note in accordance with the terms of the Loan Documents, and by payment of amounts payable under Sections 3.1 and 3.3 hereof and then only to the extent of such payments or performance.

3.6 No Setoff. No setoff, subrogation, contribution, reduction of diminution of any obligation, or any defense of any kind or nature which any member of the Borrowing Group or the Guarantors have or may have, or may come to have, against the Lender or any holder of the Loan Documents or against their respective properties or assets, shall be available hereunder to such party against the Lender.

3.7 Guaranty or Suretyship. At the, option of the Lender, this Agreement may be treated as a guaranty or a suretyship or an indemnification. In the event of a default in the payment of any principal of, or interest on the Loan Documents, the Lender shall have the right to proceed first directly against any one or more parties to this Agreement without proceeding against or exhausting any other remedies which it may have against any other person and without resorting to any security

3.8 Enforcement. The Lender may enforce the provisions hereof from time to time as often as occasion therefor may arise, and the Lender shall not be required to first exercise any rights against any other person or party primarily or secondarily liable in respect to the Loan or the obligations of the Guarantors hereunder and shall not be required first to initiate, pursue, or exhaust any remedies available to it against any other person or party or to resort to or enforce any security in its possession or under its control.

3.9 Waiver. No course of dealing or delay or omission on the part of the Lender in exercising or enforcing any of its rights or remedies under the Note, Instruments of Security, or hereunder shall impair or be prejudicial to the rights and remedies of the Lender hereunder and the enforcement hereof. The Lender may extend, modify or postpone the time and manner of payment and performance of the Note, Instruments of Security and this Agreement, make advances and disbursements under the Note and Instruments of Security, all without notice to or, consent by the Guarantors and without thereby releasing, discharging or diminishing its rights and remedies against the Guarantors hereunder. The Guarantors hereby waive notice of acceptance of this Agreement, notice of the occurrence of any default under the Note, Instruments of Security, or hereunder, and presentments, demands, protests and notices of any and all action at any time taken or omitted by the Lender in connection with the Loan or this Agreement.

ARTICLE FOUR — REMEDIES

4.1 Events of Default. The following shall be “Events of Default” under this Agreement:

(a) The failure of any of the Guarantors to abide by or perform any of the covenants on the part of such party contained herein;

(b) A default shall occur under the Loan Documents; or

(c) The filing by any of the Guarantors of a petition in bankruptcy or for reorganization or for an arrangement pursuant to any present or future bankruptcy act or under any similar federal or state law; or the adjudication of such party as a bankrupt or as an insolvent; or the making by any such party of an assignment for the benefit of its creditors; or the making by any such party of an admission in writing of its inability to pay its debts generally as they become due; or the filing of a petition or answer proposing the adjudication of, any such party as a bankrupt or as an insolvent corporation or its reorganization under any present or future federal bankruptcy act or any similar federal or state law in any court; or the appointment of a receiver, trustee or liquidator of any such party in any proceedings brought against such party which shall not be promptly discharged; or the dissolution, liquidation or death of any member of the Borrowing Group or any of the Guarantors.

4.2 Remedies. The Lender shall be entitled to enforce this Agreement and exercise remedies hereunder upon the occurrence of an Event of Default. If an Event of Default hereunder shall occur, the person or persons who are then entitled to enforce this Agreement shall be entitled to exercise all remedies available against each of the parties at law or at equity, including, but not limited to, the recovery of damages for, the breach hereof or the specific enforcement of this Agreement, or both, including reasonable attorneys’ fees and actual costs, whether or not the exercise of such remedies involved litigation.

4.3 Remedies Not Exclusive. No remedy available hereunder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right, power or remedy accruing upon any default or Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver thereof, but any such right, power, or remedy may be exercised from time to time and so often as may be deemed expedient.

4.4 Waivers of Default. Any Event of Default hereunder may be waived by the Lender but such waiver shall be effective only if in writing signed by the Lender. Such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

4.5 Waiver of Subrogation. The Guarantors hereby waive any claim, right or remedy which it may now have or hereafter have against any member of the Borrowing Group that arises hereunder and/or from the performance by the Guarantors hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim; right, or remedy of the Lender against the Borrowing Group or any member thereof or any security which the Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

ARTICLE FIVE — MISCELLANEOUS

5.I Notice to Guarantors and Lender. All notices, requests or other communications to be given to the Guarantors or the Lender hereunder shall be sufficiently given and shall be deemed given, when given by hand-delivery to such person at the street address of such person set forth below, or when mailed by overnight delivery service, registered or certified mail, postage prepaid, addressed as follows:

Each Guarantor:		c/o Municipal Mortgage & Equity, LLC 621 East Pratt Street, Suite 300 Baltimore, Maryland 21202 Attn: Anthony Mifsud

	with a copy to:	Rana Johnson, VP MMA Financial, Inc. 3000 Bayport Drive, Suite 1100 Tampa, FL 33607 Direct Line: 813.868.8181 Toll free: 800.237.9946 Fax: 813.425.8000

	with a copy to:	Stephen A. Goldberg, ESQ. Gallagher Evelius & Jones LLP 218 N. Charles Street, 4th Floor Baltimore, Maryland 21201

Lender:		Synovus Bank of Tampa Bay

P.O. Box 14517

St. Petersburg, FL 33733

Attn: Ms. Cathy P. Swanson, Executive Vice President

The Guarantors and the Lender may, by notice given under this Section 5.I, designate any further or different addresses to which subsequent notices, requests or other communications shall be sent.

5.2 Waivers of Notice. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice shall be given in the manner provided for the giving of notice.

5.3 No Third Party Beneficiaries. This Agreement shall inure to the benefit of the Lender. This Agreement is for the exclusive benefit of the Lender, and shall not be deemed to be made for the benefit of any other persons not so specified. Guarantors hereby expressly waive notice from the Lender of its reliance upon or acceptance of this Agreement.

5.4 Amendments to Agreement. No amendment hereto shall be effective unless executed in writing by all of the parties hereto and the Lender.

5.5 Payments. All payments required hereby shall be paid in lawful money of the United States of America.

5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument.

5.7 Severability Clause. If any clause, provision or section of this Agreement shall be held to be illegal or invalid by any court, the invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Agreement shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein.

5.8 Consent to Jurisdiction and Waiver; Waiver of Immunities. Any action or proceeding against any Guarantor relating in any way to this Agreement may at Lender’s option be brought, and this Agreement may at Lender’s option be enforced, in the courts of the State of Florida in and for Pinellas County and the United States District Court for the Middle District of Florida and each Guarantor irrevocably submits to the jurisdiction of each such court in respect of any such action or proceeding.

5.9 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida.

5.10 Waiver of Jury Trial. Guarantors and Lender hereby voluntarily and irrevocable waive the right to a trial by jury in connection with any litigation, action or cause of action arising out of or by virtue of: (i) this instrument; or (ii) any other agreement or document executed or contemplated to be in connection with the Loan evidenced or secured hereby, or incident hereto; or (iii) any course of conduct, course of dealing, representation, statement or other action of any party in connection with the Loan. The parties to the Loan have discussed this waiver, have agreed that it is an essential and material part of their agreement concerning the Loan, and that no officer or representative of Lender has the authority to modify, orally or in writing, the terms of this paragraph. This Agreement shall be binding on the Borrowing Group, the Guarantors, and Lender and, if applicable, on all Obligors as defined in the Note, and constitutes a material inducement for Lender extending the Loan to the Borrowing Group.

5.11 Headings not a Part Hereof. The headings preceding the several articles and sections hereof (and any table of contents hereto) are solely for convenience of reference, do not constitute a part of this Agreement and shall not affect its meaning, construction or effect.

5.I2 Termination. This Agreement shall remain in full force and effect so long as any of the amounts payable to the Lender under the Loan Documents shall remain unpaid and shall terminate at such time as no amounts payable to the Lender under the Loan Documents shall remain unpaid.

IN WITNESS WHEREOF, the parties have executed this Agreement, by their duly authorized officers or representatives, to be effective as of the day and year first above set forth.

MUNICIPAL MORTGAGE & EQUITY, LLC,

a Delaware limited liability company

By: /s/ Anthony Mifsud
Anthony Mifsud
As Its Senior Vice President

MMA FINANCIAL HOLDINGS, INC.,

a Florida corporation

By: /s/ Anthony Mifsud
Anthony Mifsud
As Its Senior Vice President

MMA FINANCIAL, INC.

By: /s/ Anthony Mifsud
Anthony Mifsud
As Its Senior Vice President

STATE OF      Maryland      )
COUNTY OF      Anne Arundel      )

The foregoing instrument was acknowledged before me this 22 day of February, 2007, by Anthony Mifsud, as Senior Vice President of MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability

company, on behalf of the corporation. He/She is personally known to me or who has produced      —      as identification and who did take an oath.

/s/ Virginia Connolly

Notary Public for State of Maryland

Print Name: Virginia G. Connolly

My Commission Expires: 5/01/08

(SEAL)

STATE OF      Maryland      )
COUNTY OF      Anne Arundel      )

The foregoing instrument was acknowledged before me this 22 day of February, 2007, by Anthony Mifsud, as Senior Vice President of MMA FINANCIAL HOLDINGS, INC., a Florida corporation f/k/a

Midland Financial Holdings, Inc., on behalf of the corporation. He/She is personally known to me or who has produced      —      as identification and who did take an oath.

/s/ Virginia Connolly

Notary Public for State of Maryland

Print Name: Virginia G. Connolly

My Commission Expires: 5/01/08

(SEAL)

[The remainder of this page has been intentionally left blank.]

STATE OF      Maryland      )
COUNTY OF      Anne Arundel      )

The foregoing instrument was acknowledged before me this 22 day of February, 2007, by Anthony Mifsud, as Senior Vice President of MMA FINANCIAL, INC., a Maryland corporation, on behalf of the corporation. He/She is personally known to me or who has produced      —      as identification and who did take an oath.

/s/ Virginia Connolly

Notary Public for State of Maryland

Print Name: Virginia G. Connolly

My Commission Expires: 5/01/08

(SEAL)